Delek Logistics Partners, LP Investor Presentation June 2013

Forward-Looking Statements 2 These slides and the accompanying oral presentation contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the timing and extent of changes in commodity prices and demand for Delek US Holdings, Inc’s (“Delek US”) refined products; the suspension, reduction or termination of Delek US' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, Delek US' facilities or third-party facilities on which our business is dependent; general economic conditions; competitive conditions in our industry; actions taken by our customers and competitors; the demand for crude oil, refined products and transportation and storage services; our ability to successfully implement our business plan; operating hazards and other risks incidental to transporting, storing and gathering crude oil and refined products; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and other risks contained in our filings with the United States Securities and Exchange Commission, including, but not limited to the prospectus dated November 1, 2012 and Form 8-K filed on November 7, 2012. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements.

Delek Logistics Partners, LP Overview: Ticker: DKL Exchange: NYSE IPO Date: November 2, 2012 Sponsor: Delek US Holdings, Inc. (NYSE: DK) IPO Price: $21.00 Current Price:(1) $32.50 Current Yield:(2) 4.74% Annualized Distribution(2) $1.54/unit Market Capitalization:(1) $791 million Ownership - Public 37.6% of all units Ownership – Delek US and Affiliates 62.4%, including 2% GP units (3) (1) Price per unit as of June 24, 2013 (2) Annualized distribution as of May 2013. (3) Effective June 10, 2013, 1.4% of the Delek US ownership interest in the general partner is owned by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek US. 3

Delek Logistics: A Compelling Investment Opportunity 4  4.74% yield (1)  Distribution increased 2.7% over MQD since Nov. 2012  Estimated $25-$30 million of EBITDA from potential drop-down acquisitions  Organic growth opportunities in strategically compelling region  Delek US had a 44% EBITDA(2) CAGR since 2002 and 33% equity book value per share CAGR  Delek US Completed ten acquisitions since 2005, six with MLP qualifying assets  Management averages over 20 years of experience  Traditional MLP assets and structure  Long-term, fee- based contracts  Customers committed to minimum volumes  Conservative financial policies  1Q13 DCF $13.1 million: EBITDA $15.5 million (2) (1) Based on $32.50 (6/24/13) per unit and an annualized $1.54/ unit distribution. (2) Non-GAAP measure. See pg. 26 and 27 for the reconciliation to GAAP. Stable Cash Flow Robust Total Return Growth-Oriented Sponsor

Growth Oriented, Financially Strong Sponsor • 140,000 bpd of refining capacity in Texas and Arkansas • Related crude / product terminals, pipeline and storage assets • 373 convenience stores(1) Operational Strength 5 (1) As of March 31, 2013. (2) As of June 24, 2013. (3) Pro forma for IPO of Delek Logistics. (4) Non-GAAP measure. See pg. 26 for the reconciliation to GAAP. Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution(1)  60,000 bpd  9.5 complexity Tyler Refinery  80,000 bpd  9.0 complexity El Dorado Refinery Longview Crude Oil Hub  Strategic crude oil supply point allows Delek US access to inland and Gulf Coast feedstocks  373 Stores  Locations in 7 states Retail • $1.7 Bn equity market value and $1.5 Bn enterprise value(2) • $607.9 mm LTM EBITDA (1)(4) • $242 million Net cash at March 31, 2013 Financial Strength

Sponsor Track Record of Profitable Growth Through Acquisitions 6 2005 2006 2007 2008 2009 2010 2011 2012 April 2005  Tyler refinery and related assets  $68.1 million(1) August 2006  Abilene and San Angelo terminals  $55.1 million July 2006  43 retail fuel and convenience stores  $50.0 million April 2007  107 retail fuel and convenience stores  $71.8 million December 2005  21 retail fuel and convenience stores and related assets  $35.5 million April 2007 – October 2011  Lion refinery and related pipeline and terminals  $228.7 million(1) January 2012  Nettleton Pipeline  $12.3 million February 2012  Big Sandy terminal and pipeline  $11.0 million December 2011  Paline Pipeline  $50 million  A core part of Delek US' strategy is to grow via acquisitions  Six acquisitions with MLP qualifying assets since 2005 (highlighted below)  Acquisition strategy created projected pipeline for DKL drop-downs (1) Purchase price includes working capital for refineries.

Delek Logistics Partners, LP Overview

8 Stable, Fee-Based Cash Flows Assets support Delek US' highly profitable and strategically located inland refining system Inflation-indexed fees for most contracts Majority of all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US cap maintenance capex and limit Delek US force majeure abilities Limited commodity price exposure Primarily Traditional, stable MLP assets

Stable Asset Base Positioned for Growth 9 Pipeline/Transportation  Approximately 400 miles of crude and product transportation pipelines  600 mile crude oil gathering system  Associated storage facilities with 1.7 million barrels of crude oil active shell capacity Wholesale/Terminalling  Wholesale marketing business in Texas  5 light product terminals in Texas and Tennessee

Lion Oil Pipelines and SALA Gathering 10 • El Dorado and Magnolia systems -106 miles of pipelines • Connects refinery to Enterprise TE Products Pipeline and Exxon North crude oil pipeline (2) • ~135,000 bbls of shell storage(1) • Improved access to Mid Valley pipeline began May/June 2013 • Ability to handle El Dorado refinery expansion • Supports El Dorado refinery rail offloading system Lion Oil Pipelines • Only direct pipeline crude source for El Dorado Refinery. Allows access to third party crude lines supplying Gulf Coast and West Texas crude. SALA provides access to local Arkansas crude. (1) Additional 35,000 bbls not in service. (2) Exxon North pipeline was out of service from late April 2012 until early March 2013. (3) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition . SALA volume in 2009 and 2010 are for illustrative purposes. SALA Gathering System  600 mile crude oil gathering system, primarily within a 60- mile radius of the El Dorado refinery  System volumes have been increasing  Positive outlook due to development Brown Dense area  ~800,000 bbls of shell storage capacity 57,442 46,027 45,018 50,262 45,337 45,220 43,359 43,510 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 1Q13 Forecast 12 Months 9/30/13 B p d Lion Oil Pipeline System Throughputs (3) Crude oil throughput (bpd) Light products throughput (bpd) Minimum Commitment- Crude Minimum Commitment- products 15,813 15,900 17,676 20,747 22,130 19,500 - 5,000 10,000 15,000 20,000 25,000 30,000 2009 2010 2011 2012 1Q13 Forecast 12 Months 9/30/13 B p d SALA Volumes (3) Crude Volume (bpd) Minimum Commitment

Paline Pipeline 11 (1) Fee can be pro-rated upwards if volume exceeds 30,000 bpd (2) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus  185 mile crude oil pipeline - Mainline pipeline flow reversed from northbound to southbound.  100% of mainline capacity contracted to major oil company through 12/31/2014  Current Minimum throughput payment  2013 - $529,250/month(1)  Provides for potential revenue increase beyond 2014  Contract revenue based on 30,000 bpd(1) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2011 12 Months Ended Jun. 2012 Forecast 12 Months Ended 9/30/13 $ in m ill io n s Paline Pipeline Revenue

East Texas Logistics System 12 Provides Flexibility to Tyler Refinery • 101 mile pipeline system that connects Tyler to Longview, TX • Connects to West Texas Gulf pipeline at Longview, TX • Completed project to make Nettleton pipeline bi-directional • 780,000 bbls (1) of storage capacity allows blending • Operating below minimum volume starting in April 2013 (2) • Min. volume commitment of 35,000 bpd at $0.40 per barrel; $250,000/month storage fee • Two owned and operated crude oil pipeline systems capable of providing the Tyler refinery with access to Gulf Coast, East Texas and Midland crudes through Longview, TX (1) In addition, 120,000 barrels of shell capacity are currently not in service but could be returned to service with additional capital costs. (2) In April 2013 Delek US’ Tyler, TX refinery began receiving crude from a third party pipeline connected directly to the West Texas Gulf line.

Texas Marketing 13 West Texas Wholesale Marketing • Purchases refined products from third parties for resale at owned and third party terminals in West Texas • Margin per barrel has improved since 2011 • Growing volumes; increased 24% since 2009 • Operates in a growing area around the Permian Basin; benefiting from robust economic activity • Ongoing ethanol blending activities allow capture of RINs value (1) 1Q13 West Texas gross margin per barrel includes $1.18/bbl associated with approximately $1.8 million of revenue related to ethanol RINs sold during the period. (2) East Texas marketing volumes exclude jet fuel and coke , which are not part of the marketing agreement, from predecessor results reported in 2012 and 2011. East Texas Marketing • Exclusive rights to markets 100% of the refined products output of Delek US’ Tyler refinery, excluding jet fuel and coke • Fee paid to Delek Logistics of $0.5964 per barrel of product sold plus 50% of margin above agreed base level generated on the sale • Delek Logistics does not take title to the products. • Volumes have been increasing as Tyler utilization improves 13,377 14,353 15,493 16,523 16,555 $1.48 $1.46 $1.50 $2.56 $3.69 12,000 13,000 14,000 15,000 16,000 17,000 18,000 2009 2010 2011 2012 1Q13 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 West Texas Wholesale Marketing Volume (bpd) Gross margin per bbl 45,500 45,393 51,568 52,087 53,086 52,000 42,000 44,000 46,000 48,000 50,000 52,000 54,000 56,000 2009 2010 2011 2012 1Q13 Forecast 12 Months 9/30/13 B p d East Texas Marketing (2) Crude Volume (bpd) Minimum Commitment (1)

Terminals 14 • Serves Delek’s retail segment and independent third parties Nashville, TN • Refined products terminalling services for Delek and/or third parties • Three terminals with 412,731 bbls of shell capacity (1) • Terminal fee of $0.50/bbl (Memphis and Big Sandy) (1) The Big Sandy terminal (165, 816 bbls of shell capacity) is not currently operating. (2) Was not operating during 2011, 2012 and 1Q13 however, contract with Delek has a minimum of 5,000 bpd, which is not included in the chart above. Memphis, TN • Supplied directly from El Dorado refinery by Enterprise refined products pipeline system Big Sandy, TX (2) • Will be supplied by Delek’s Tyler refinery • Receives $50,000/mnth storage fee • Acquired in Feb. 2012 • Provides additional growth in 2013 17,907 15,420 13,836 - 5,000 10,000 15,000 20,000 2011 2012 1Q13 B p d Terminal Throughputs Terminal Throughput

Delek Logistics Strategy 15 Generate Consistent Growth Generate Stable Cash Flow Pursue Organic Expansion Optimize Existing Assets Pursue Accretive Acquisitions

Several Visible Pathways to Growth 16 Dropdowns from Delek US Organic Growth Acquisitive Growth  $25 - $30 Million of potential EBITDA expected to be dropped down over next 18-24 months  ROFO on the following Delek US assets:  Refinery based terminals (2) and four million barrels of storage capacity  Other logistics assets currently under construction or recently constructed by Delek US:  25,000 bpd (light crude) rail offloading facility at El Dorado refinery  300,000 bbl Tyler crude oil tank  Paline Pipeline ability to re-contract at a potentially higher rate after 2014  Increasing Brown Dense / Arkansas production, driving growth in gathering system  Asset optimization and expansion  Potential for 3rd party acquisitions  Ability to partner with Delek US to make acquisitions  Low cost-of-capital  Future dropdowns from Delek US acquisitions (three MLP-qualifying asset acquisitions in last twelve months)

Financial Overview

Strong Start to 2013 (1) Forecast as provided in the November 1, 2012 prospectus.  Distributable Cash Flow 21% higher than forecast (1):  Higher volumes in the SALA Gathering system; 22,130 bpd vs. 19,500 bpd forecast  West Texas Wholesale Marketing benefited from:  Improved Volume and Margins  $1.8 million of RINs Sold  Quarterly Distribution Increased 2.7% over MQD ($0.375)  May 2013 distribution of $0.385 per unit, $1.54 annualized • 1Q13 Results ahead of forecast • Quarterly distribution increased $ in mill ions, except per unit Actual Forecast (1) Net Sales 210.9$ 197.4$ Gross Margin 23.0 18.6 Operating Expenses 5.9 4.8 G&A 1.7 1.9 Depreciation 2.4 2.4 Operating Income 13.1 9.5 Net income 12.20$ 8.70$ Earnings per Unit 0.50$ 0.35$ EBITDA 15.5$ 11.9$ Distributable Cash Flow 13.1$ 10.8$ Three Months Ended March 31, 2013

Financial Strategy Provides Flexibility for Growth 19 Maintain Stable Cash Flows  Continue to seek fee-based revenues  Focus on long-term contracts with minimum volume commitments  Limit commodity price exposure Conservative Financial Policies  $175 million revolver, expandable to $225 million  At March 31, 2013 $90 million drawn, $73.5 million of availability and $18.9 million of cash  Based on forecast for 12 months ended Sept. 30, 2013(2)  Conservative leverage ratio of ~1.8x EBITDA(1) at closing  Target leverage of ≤ 3.0x  Total distribution coverage of 1.10x, common unit coverage of approximately 2.1x Protect and Grow Distributions  Maintain prudent distribution coverage  Pursue attractive acquisitions / organic growth opportunities  Retain financial flexibility to grow distributions (1) Non-GAAP measure. See pg. 27 for the reconciliation to GAAP. (2) Forecast as provided in the November 1, 2012 prospectus.

Cash Available for Distribution 20 (dollars in millions) 1Q13 Actual Results and Forecast Twelve Months ending September 30, 2013 (3) (1) Non-GAAP measure. See pg. 29 for the reconciliation to GAAP. (2) Distribution for forecast period based on $1.50 per unit; Distribution for three months ended March 31, 2013 was $0.385 per unit, or $1.54 annualized; does not include a LTIP accrual in 3/31/13. (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus Pro Forma Forecast Actual 12 Months 12/31/11 12 Months 9/30/13 (3) 3 Months 3/31/13 Contribution Margin (1) $53.6 $56.6 $17.2 Less: General & Administrative Expenses (6.4) (7.7) (1.7) EBITDA (1) $47.2 $48.9 $15.5 Less: Cash Interest Paid (3.1) (0.6) Less: Expansion Capital Expenditures (5.7) (0.3) Less: Maintenance Capital Expenditures (10.8) (0.9) Plus: Reimbursement for Maintenance Capital Expenditures 6.2 - Plus: Reimbursement for Expansion Capital Expenditures 5.7 0.3 Less: Income Tax Expense - (0.1) Less: Amortization of unfavorable contract liability - (0.7) Cash Available for Distributions $41.2 $13.1 Coverage 1.10x 1.39x Total Distribution (2) $37.4 $9.4

Appendix

Delek US' Refineries are Strategically Positioned and Flexible 22  Inland refinery located in East Texas  60,000 bpd, 9.5 complexity  Primarily processes inland light sweet crudes (100% in 2012)  93% yield of gasoline, diesel and jet fuel in 2012 El Dorado Refinery Tyler Refinery  Inland refinery located in southern Arkansas  80,000 bpd, 9.0 complexity (configured to run medium sour crude)  Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude  85% yield of gasoline and diesel in 2012  Associated gathering system positioned for Brown Dense development

Summary of Certain Contracts [10]

Initial / Maximum Term [1]	Service	Year Ended December 31, 2011 Throughput (bpd) [2]	Three Months Ended March 31, 2013 Throughput (bpd)[2]	Minimum Commitment (bpd)	Tariff / Fee	Tariff / Fee Escalator	Termination Provision: Refinery Shutdown	Termination Provision: Force Majeure
Paline Pipeline								
Until December 2014	Crude Oil Transportation	N/A	N/A	N/A	$529,250/Month [6]	PPI-fg	N/A	N/A
Lion Pipeline System (and SALA Gathering System)								
Five / Fifteen Years	Crude Oil Transportation	57,442	45,018	46,000 [3]	$0.85/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	46,203	43,359	40,000	$0.10/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	17,676	22,130	14,000	$2.25/Bbl [4]	FERC		
East Texas Crude Logistics								
Five / Fifteen Years	Crude Oil Transportation	55,341	51,147	35,000	$0.40/Bbl [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	N/A	$250,000 per month	FERC		
East Texas Marketing								
Ten [7]	Marketing - Tyler Refinery	51,568	53,086	50,000	$0.5964/bbl + 50% of the agreed margin [8]	CPI-U		
Memphis Terminal								
Five / Fifteen Years	Dedicated Terminalling Services	10,773	9,638	10,000	$0.50/Bbl	FERC		
Big Sandy								
Five / Fifteen Years	Dedicated Terminalling Services	-- [9]	-- [9]	5,000	$0.50/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	N/A	$50,000 per month	FERC		

(1) Maximum term gives effect to the extension of the commercial agreement pursuant to the terms thereof.
(2) Represents average daily throughput for the period indicated, excluding jet fuel and petroleum coke in the East Texas marketing operations.
(3) Excludes volumes gathered on the SALA Gathering System.
(4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery.
(5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.60/bbl.
(6) $529,250 per month in 2013 and thereafter subject to annual escalation during any renewal periods. Fee pro-rated upwards if volume exceeds 30,000 bpd.
(7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term.
(8) Delek US has agreed to pay the Partnership 50% of the margin, if any, above an agreed base level generated on the sale as an incentive fee, provided that the incentive fee will be not less than $175,000 nor greater than $500,000 per quarter.
(9) There is no relevant volume history at the terminal for the periods shown as the terminal has been idle since 2008.
(10) For more detailed information regarding each individual contract refer to documents filed with the SEC, Current Report on Form 8k filed on Nov. 7, 2012.

23

Omnibus Agreement 24  Under the omnibus agreement, Delek Logistics has a ROFO for 10-years post IPO if Delek US decides to sell the following assets:  Tyler refinery refined products terminal  Tyler storage tanks  El Dorado refined products terminal  El Dorado storage tanks  Additionally, Delek Logistics has the right to purchase logistics assets Delek US acquires or constructs with a fair market value of $5.0 million or more  Delek Logistics retains a ROFO on these assets until 10-years post-IPO if it does not purchase an asset when constructed / acquired by Delek US ROFO Other Key Provisions  Indemnification for events prior to IPO, including title defects and failure to obtain consents and permits  Title defects, failure to obtain consents and permits and environmental liabilities limited to 5 years after IPO close (no time limit for known issues) with a $250,000 annual deductible  Delek US will also indemnify Delek Logistics for liabilities relating to contributed assets (other than environmental) for 10 years, including legal actions currently pending against Delek US, assets retained by Delek US and, all federal state and local taxes prior to closing  Delek US will have a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline  GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse Delek US for certain expenses  Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events

Summary Organization Structure 25 37.6% common limited partner interest 100% ownership interest (1) 2.0% general partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Public Unitholders Operating Subsidiaries 11.4% common limited partner interest Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc NYSE: DK 49.0% subordinated limited partner interest (1) Effective June 10, 2013, 1.4% of the Delek US ownership interest in the general partner is owned by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek.

Non-GAAP Reconciliation 26 2002 2012 Operating Income $7.6 $473.1 Loss on Sale of Assets - (0.1) Impairment of Goodwill - - Depreciation and Amortization 7.4 82.5 EBITDA $15.0 $555.5 Year Ended 12/31 Delek US LTM EBITDA Reconciliation 3 Months Ended March 31, LTM 2011 2012 2012 2013 3/31/2013 Operating Income $286.1 $473.1 $85.0 $134.4 $522.5 Loss on Sale of Assets 3.6 (0.1) - - (0.1) Impairment of Goodwill 2.2 - - - - Depreciation and Amortization 74.1 82.5 19.0 22.0 85.5 EBITDA $366.0 $555.5 $104.0 $156.4 $607.9 Year Ended 12/31 Delek US LTM EBITDA Reconciliation

Non-GAAP Reconciliation (Cont’d) 27 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt. (3) issuance costs incurred in connection with our new revolving credit facility. Pro Forma Year Ended Dec. 31, 2011 Forecast Twelve Months Ended Sept. 30, 2013 Three Months Ended March 31, 2013 Total Net Sales $765.8 $797.1 $210.9 Cost of Goods Sold (694.8) (721.8) (187.9) Operating Expenses (17.4) (18.7) (5.9) Contribution Margin $53.6 $56.6 $17.2 Depreciation and Amortization (9.3) (9.3) (2.4) General and administration expense (1) (6.4) (7.7) (1.7) Operating Income $37.9 $39.6 $13.1 Interest Expense, net (2) (3.3) (3.6) (0.8) Income tax expense (0.1) Net Income $34.6 $36.0 $12.2 Income tax expense - - 0.12 Depreciation and Amortization 9.3 9.3 2.4 Interest Expense, net (2) 3.3 3.6 0.8 EBITDA $47.2 $48.9 $15.5 Delek Logistics Partners LP EBITDA and Contribution Margin Reconciliation

28 Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1158 615-435-1366